VOYAGEUR FUNDS

DELAWARE U.S. GOVERNMENT SECURITIES FUND

Supplement to the Prospectus dated February 28, 2001

On April 19, 2001, the Board of Trustees responsible for the Delaware U.S. Government Securities Fund approved a proposal to merge the Fund into the Delaware American Government Bond Fund, a series of Delaware Group Government Fund, subject to shareholder approval. The Board of Trustees responsible for the Delaware American Government Bond Fund also approved the merger.

The investment goal of the Delaware American Government Bond Fund is to provide its investors with high current income with safety of principal. The investment goal of the Delaware U.S. Government Securities Fund is to provide investors with a high level of current income consistent with prudent investment risk. The Boards believe that the proposed merger will benefit shareholders.

Effective April 23, 2001, the Delaware U.S. Government Securities Fund will be closed to new investors. Shareholders of record on May 30, 2001 will receive a proxy statement in early June requesting their votes on the proposed merger of the Fund at a special meeting of shareholders to be held on or about July 26, 2001. If approved, the merger would be expected to take place on or about August 20, 2001. Additionally, the Fund would continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the merger.

Please keep this supplement for future reference.

The date of this Supplement is April 20, 2001.